WaMu Mortgage Pass-Through Certificates, Series 2002-AR17
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

New Issue Marketing Materials

$164,163,000 (Approximate)


WaMu Mortgage Pass-Through Certificates,
Series 2002-AR17


Washington Mutual Mortgage Securities Corp.
Depositor and Master Servicer

Washington Mutual Bank FA
Servicer

Bear, Stearns & Co. Inc.
Lead and Sole Underwriter

WaMu Capital Corp.
Dealer

All statistical Information is preliminary and based upon Information as of October 1, 2002.

October 16, 2002

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976    October 16, 2002
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                                                                           Page1

WaMu Mortgage Pass-Through Certificates, Series 2002-AR17
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Bear, Stearns & Co. Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Bear, Stearns & Co. Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Bear, Stearns & Co. Inc. Trading Desk at (212) 272-4976.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976    October 16, 2002
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                                                                           Page2

WaMu Mortgage Pass-Through Certificates, Series 2002-AR17
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

                             $164,163,000 (approx.)
            WaMu Mortgage Pass-Through Certificates, Series 2002-AR17
                         Adjustable Rate Mortgage Loans

----------------------------------------------------------------------------------------------------------------------
                                  Expected       Credit       Interest
                                   Ratings     Enhancement      Rate     Collateral   Index         Certificate
 Class(1)   Certificate Size(2)   S&P/Moody   Percentage(3)     Type        Type      Type              Type
----------------------------------------------------------------------------------------------------------------------
    I-A           $920,047,400     AAA/Aaa        4.25%        WAC (5)       ARM       MTA       Senior Pass-Through
----------------------------------------------------------------------------------------------------------------------
   I-B-1           $14,413,200     AA/Aa2         2.75%        WAC (5)       ARM       MTA    Subordinate Pass-Through
----------------------------------------------------------------------------------------------------------------------
   I-B-2            $7,206,700      A/A2          2.00%        WAC (5)       ARM       MTA    Subordinate Pass-Through
----------------------------------------------------------------------------------------------------------------------
   I-B-3            $7,206,600    BBB/Baa2        1.25%        WAC (5)       ARM       MTA    Subordinate Pass-Through
----------------------------------------------------------------------------------------------------------------------
                                Privately Offered
----------------------------------------------------------------------------------------------------------------------
   I-B-4            $6,245,800       Ba2          0.60%        WAC (5)       ARM       MTA    Subordinate Pass-Through
----------------------------------------------------------------------------------------------------------------------
   I-B-5            $1,921,700       B2           0.40%        WAC (5)       ARM       MTA    Subordinate Pass-Through
----------------------------------------------------------------------------------------------------------------------
   I-B-6            $3,843,627    Not Rated         --         WAC (5)       ARM       MTA    Subordinate Pass-Through
----------------------------------------------------------------------------------------------------------------------

                                  Expected       Credit       Interest
                                   Ratings     Enhancement      Rate     Collateral   Index          Certificate
Class(1)    Certificate Size(2)   S&P/Moody   Percentage(3)     Type        Type      Type             Type
----------------------------------------------------------------------------------------------------------------------
   II-A           $227,757,000     AAA/Aaa        4.75%        WAC (6)       ARM       COFI      Senior Pass-Through
----------------------------------------------------------------------------------------------------------------------
  II-B-1            $3,706,200     AA/Aa2         3.20%        WAC (6)       ARM       COFI   Subordinate Pass-Through
----------------------------------------------------------------------------------------------------------------------
  II-B-2            $2,271,600      A/A2          2.25%        WAC (6)       ARM       COFI   Subordinate Pass-Through
----------------------------------------------------------------------------------------------------------------------
  II-B-3            $1,554,300    BBB/Baa2        1.60%        WAC (6)       ARM       COFI   Subordinate Pass-Through
----------------------------------------------------------------------------------------------------------------------
                                Privately Offered
----------------------------------------------------------------------------------------------------------------------
  II-B-4            $2,510,700       Ba2          0.55%        WAC (6)       ARM       COFI   Subordinate Pass-Through
----------------------------------------------------------------------------------------------------------------------
  II-B-5              $239,100       B2           0.45%        WAC (6)       ARM       COFI   Subordinate Pass-Through
----------------------------------------------------------------------------------------------------------------------
  II-B-6            $1,076,072    Not Rated         --         WAC (6)       ARM       COFI   Subordinate Pass-Through
----------------------------------------------------------------------------------------------------------------------

(1) The Certificates whose class designation begins with "I" correspond to Mortgage Loan Group I. The certificates whose class designation begins with "II" correspond to Mortgage Loan Group II.

(2)  The Certificates Sizes are approximate and subject to a +/- 10% variance.

(3) The Credit Enhancement percentages are preliminary and are subject to change based upon the final pool as of the Cut-off Date and additional rating agency analysis.

(4) Approximately [$] of the Class I-A and [$] of the Class II-A are offered. The remaining Senior Certificates will be retained by WaMu.

(5) The Class I-A and Class I-B Certificates will have a certificate interest rate equal to the lesser of (1) MTA plus 1.20% and (2) the Net WAC of the Group I Mortgage Loans.

(6) The Class II-A and Class II-B Certificates will have a certificate interest rate equal to the lesser of (1) COFI plus 1.25% and (2) the Net WAC of the Group II Mortgage Loans.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976    October 16, 2002
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                                                                           Page3

WaMu Mortgage Pass-Through Certificates, Series 2002-AR17
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

Depositor/Master Servicer:   Washington Mutual Mortgage Securities Corp.

Servicer:                    Washington Mutual Bank, FA

Underwriter:                 Bear, Stearns & Co., Inc.

Dealer:                      WaMu Capital Corp.

Trustee:                     Deutsche Bank National Trust Company

Cut-off Date:                October 1, 2002

Closing Date:                October 23, 2002

Security Settle Date:        October 31, 2002

Rating Agencies:             Moody's Investors Service, Inc., Standard & Poor's,
                             a division of The McGraw-Hill Companies, Inc.

Legal Structure:             REMIC

Optional Call:               5% cleanup call (aggregate portfolio)

Distribution Date:           25th of each month or next business day, commencing
                             November 25, 2002.

Certificates:                The "Senior Certificates" will consist of the
                             Class I-A and Class II-A Certificates. The
                             "Subordinate Certificates" will consist of the Class I-B-1, Class II-B-1, Class I-B-2, Class
                             II-B-2, Class I-B-3, Class II-B-3, Class I-B-4,
                             Class II-B-4, Class I-B-5, Class II-B-5, Class
                             I-B-6 and Class II-B-6 Certificates. The Class
                             I-A, Class II-A, Class I-B-1, Class II-B-1, Class
                             I-B-2, Class II-B-2, Class I-B-3 and Class II-B-3 are collectively referred to herein as the "Offered Certificates." The Senior Certificates and the Subordinate Certificates are referred to herein as the "Certificates."

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976    October 16, 2002
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                                                                           Page4

WaMu Mortgage Pass-Through Certificates, Series 2002-AR17
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

Form of Registration:        The Offered Certificates will be issued in
                             book-entry form through DTC and can be made available through Clearstream and Euroclear.

ERISA: The Offered Certificates are expected to be ERISA eligible subject to limitations set forth in the final prospectus supplement. Prospective investors should review with the legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA: The Senior Certificates and Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Interest Accrual Period:     The interest accrual period on the Certificates
                             for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis). On the Closing Date, the price to be paid by investors for the Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date (22 days).

Advancing Obligation:        The Master Servicer is obligated to advance
                             delinquent mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable.

Compensating Interest:       On each Distribution Date, the Master Servicer is
                             obligated to remit an amount equal to the lesser of (1) any shortfall for the previous month's interest collections resulting from Payoffs made from the 15th day of the calendar month preceding the Distribution Date to the last day of the month and (2) the applicable monthly master servicing fee and any reinvestment income realized by the Master Servicer relating to Payoffs made during the Prepayment Period and interest payments on Payoffs received during the period of the first day through the 14th day of the month of the Distribution Date.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976    October 16, 2002
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                                                                           Page5

WaMu Mortgage Pass-Through Certificates, Series 2002-AR17
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

Collateral Description:      As of the Cut-off Date, the aggregate principal
                             balance of the Mortgage Loans described herein is approximately $1.2 billion with an average balance of approximately $417,964. The Mortgage Loans conventional, COFI and MTA-indexed, first lien residential mortgage loans with original terms to maturity of not more than 40 years. All of the Mortgage Loans are assumable to the extent provided in the related mortgage note.

                             For all of the Mortgage Loans, the minimum monthly payment amount is subject to adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the monthly payment will not increase or decrease by an amount that is more than 7.50% of the current monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter, the monthly payment will be recast without regard to the limitation in clause (i) above to a fully amortizing amount based on the then current mortgage rate and (iii) if the unpaid principal balance would otherwise exceed a percentage (either 110% or 125%) of the original principal balance due to deferred interest (the "Negative Amortization Limit"), the monthly payment will be recast without regard to the limitation in clause
                             (i) to a fully amortizing amount based on the then current mortgage rate.

                             Group I Mortgage Loans: The Group I Mortgage Loans accrue interest at a mortgage rate which adjusts monthly based upon the 12-month moving average of the 1-year CMT index (the "MTA"). The Group I Mortgage Loans have an initial fixed-rate period ranging from 1 to 15 months. On each adjustment date and after the related fixed-rate period, if applicable, the loan rate will be adjusted to equal the sum, generally rounded to the nearest multiple of 0.001%, of the MTA Index as available 15 days prior to each interest rate adjustment date and the gross margin. None of the Mortgage Loans are subject to a periodic rate adjustment cap. All of the Mortgage Loans are subject to a maximum mortgage rate.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976    October 16, 2002
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                                                                           Page6

WaMu Mortgage Pass-Through Certificates, Series 2002-AR17
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

                             Below are the approximate assumed general characteristics of the Group I Mortgage Loans as of October 1, 2002:

--------------------------------------------------------------------------------------------
                         Principal    Gross    Net     WAM     Gross     Net     Pmt   Roll
          MLG I           Balance      WAC     WAC    (mos)   Margin   Margin    Cap   (mos)
--------------------------------------------------------------------------------------------
MTA-Indexed - Neg Am   $960,885,027   4.120%  3.695%   358     2.497%   2.072%  7.50%    1
--------------------------------------------------------------------------------------------

                             Group II Mortgage Loans: The Group II Mortgage Loans accrue interest at a mortgage rate which adjusts monthly based upon the 11th District Cost of Funds index (the "COFI"). The Group II Mortgage Loans have an initial fixed-rate period ranging from 1 to 13 months. On each adjustment date and after the related fixed-rate period, if applicable, the loan rate will be adjusted to equal the sum, generally rounded to the nearest multiple of 0.001%, of the COFI Index as available 15 days prior to each interest rate adjustment date and the gross margin. None of the Mortgage Loans are subject to a periodic rate adjustment cap. All of the Mortgage Loans are subject to a maximum mortgage rate.

                             Below are the approximate assumed general characteristics of the Group II Mortgage Loans as of October 1, 2002:

--------------------------------------------------------------------------------------------
                         Principal    Gross    Net     WAM     Gross     Net     Pmt   Roll
         MLG II           Balance      WAC     WAC    (mos)   Margin   Margin    Cap   (mos)
--------------------------------------------------------------------------------------------
COFI-Indexed-Neg Am    $239,114,972   5.053%  4.628%   358     2.958%   2.533%  7.50%    1
--------------------------------------------------------------------------------------------

                             NOTE: the information related to the Mortgage Loans described herein is preliminary and is meant to reflect information as of the Cut-off Date. It is expected that on or prior to the Closing Date, unscheduled principal payments will reduce the principal balance of the Mortgage Loans as of the Cut-off Date and may cause a decrease in the aggregate principal balance of the Mortgage Loans, as reflected herein, of up to 10%. Consequently, the initial principal balance of any of the Offered Certificates by the Closing Date is subject to an increase or decrease of up to 10% from amounts shown on the front cover hereof.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976    October 16, 2002
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                                                                           Page7

WaMu Mortgage Pass-Through Certificates, Series 2002-AR17
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

Credit Enhancement:          Credit Enhancement for the Certificates will be
                             provided by a senior/subordinate shifting interest structure. The Class I-B Certificates provide credit enhancement for the Class I-A Certificates and the Class II-B Certificates will provide credit enhancement for the Class II-A
                             Certificates. The Class I and Class II
                             Certificates will not be cross-collateralized.

Cash-Flow Description:       Distributions on the Certificates will be made on
                             the 25th day of each month (or next business day).
                             The payments to the Certificates, to the extent of available funds, will be made according to the following priority:

                             Group I Available Funds:

                             1. Payment of interest to the holders of the Class I-A Certificates at a rate equal to its Certificate Interest Rate (as described on the cover page hereof);

                             2. Payment of principal to the holders of the Class I-A in an amount equal to the Group I Senior Principal Distribution Amount.

                             3.   Payment of interest and principal
                                  sequentially to Subordinate Certificates in order of their numerical class designations, beginning with the Class I-B-1 Certificates, so that each such Class shall receive (a) accrued and unpaid interest at the related Certificate Interest Rate (as described in note 5 to the table on Page 2), and (b) principal in an amount equal to such class' pro rata share of the Group I Subordinate Principal Distribution Amount.

                             Group II Available Funds:

                             1. Payment of interest to the holders of the Class II-A Certificates at a rate equal to its Certificate Interest Rate (as described on the cover page hereof);

                             2. Payment of principal to the holders of the Class II-A in an amount equal to the Group II Senior Principal Distribution Amount.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976    October 16, 2002
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                                                                           Page8

WaMu Mortgage Pass-Through Certificates, Series 2002-AR17
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

                             3.   Payment of interest and principal
                                  sequentially to Subordinate Certificates in order of their numerical class designations, beginning with the Class II-B-1 Certificates, so that each such Class shall receive (a) accrued and unpaid interest at the related Certificate Interest Rate (as described in note 6 to the table on Page 2), and (b) principal in an amount equal to such class' pro rata share of the Group II Subordinate Principal Distribution Amount.

                             The Senior Principal Distribution Amount for each loan group and related certificates will generally be comprised of the Senior Certificates' pro rata share of scheduled principal payments due with respect to such Distribution Date and the Senior Certificates' share of unscheduled principal for such Distribution Date as described below in "Shifting Interest."

                             The Subordinate Principal Distribution Amount for each loan group on each Distribution Date will generally be comprised of the pro rata share for the related Subordinate classes of scheduled principal due with respect to such Distribution Date and the portion of unscheduled principal for such Distribution Date not allocated to the related Senior Certificates.

Shifting Interest:           The Senior Certificates of each Group will be
                             entitled to receive 100% of the prepayments on the corresponding Mortgage Loans up to and including
                             October 2012. The Senior Prepayment Percentage can be reduced to the Senior Percentage plus 70%, 60%, 40%, 20% and 0% of the Subordinate Percentage over the next five years provided that (i) the principal balance of the corresponding Mortgage
                             Loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the then current principal balance of the corresponding
                             Subordinate Certificates does not exceed 50% and
                             (ii) cumulative realized losses for the
                             corresponding Mortgage Loans do not exceed 30%, 35%, 40%, 45% or 50% of the aggregate principal balance of the corresponding Subordinate
                             Certificates as of the Closing Date for each test date.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976    October 16, 2002
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                                                                           Page9

WaMu Mortgage Pass-Through Certificates, Series 2002-AR17
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

                             Notwithstanding the foregoing, for each Group, if after 3 years the current Subordinate Percentage is equal to two times the initial Subordinate Percentage and (i) the principal balance of the Mortgage Loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the Current Principal Amount of the corresponding Subordinate Certificates does not exceed 50% and (ii) cumulative realized losses for the Mortgage Loans, as a percentage of the aggregate class principal balance of the corresponding Subordinate Certificates do not exceed a) on or prior to October 2005, 20% of the aggregate principal balance of the Subordinate Certificates as of the Closing Date or b) after October 2005 30%, of the aggregate principal balance of the Subordinate Certificates as of the Closing Date, then prepayments will be allocated on a pro rata basis between the Senior Certificates on the one hand and the Subordinate Certificates on the other.

                             If doubling occurs prior to the third anniversary and the above delinquency and loss tests are met, then 50% of the subordinate prepayment percentage can be allocated to the subordinate classes.

Allocation of Losses:        For each Group, Realized Losses on the Mortgage
                             Loans will be allocated to the most junior class of Certificates outstanding beginning with the Subordinate Certificates with the highest numerical designation, until the Certificate
                             Principal Balance of Class B Certificates has been reduced to zero. Thereafter, Realized Losses on the Mortgage Loans will be allocated to the Senior
                             Certificates on a pro rata basis.

                             Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to their respective Certificates on a pro-rata basis.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976    October 16, 2002
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                                                                          Page10

WaMu Mortgage Pass-Through Certificates, Series 2002-AR13
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

                    STATEMENT REGARDING ASSUMPTIONS
       AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by the issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results, which may differ substantially from those, reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models or performance analysis, which are likely to produce different results, and any other further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or liquidity, (b) do not constitute a bid by any person for any security, (c ) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976    October 16, 2002
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                                                                          Page11

                                    Exhibit I
            WaMu Mortgage Pass-Through Certificates, Series 2002-AR17
                               Collateral Summary

--------------------------------------------------------------------------------------
             Stratification                    Group 1       Group 2         Total
                                               -------       -------         -----
--------------------------------------------------------------------------------------
Total Pool
Number of Loans                                    2,235           636           2,871
Aggregate Unpaid Principal Balance           960,885,027   239,114,972   1,200,000,000
Percent of Total                                   86.62%        21.56%         100.00%
Average UPB                                      429,932       375,914         417,964
Maximum Unpaid Principal Balance               1,500,000     1,498,167       1,500,000

--------------------------------------------------------------------------------------
Weighted Averages
Gross Coupon                                       4.120%        5.053%          4.305%
Net Coupon                                         3.695%        4.628%          3.880%
Original Term (months)                               360           361             361
Stated Remaining Term to Maturity (months)           358           358             358
Current Loan to Value                             69.05%         70.47%          69.33%
Credit Score                                         721           718             721
Gross Margin                                       2.497%        2.958%          2.589%
Net Margin                                         2.072%        2.533%          2.164%
Rate Cap at First Adjustment                        None          None            None
Periodic Rate Cap                                   None          None            None
Maximum Interest Rate                             11.980%       12.000%         11.984%
Months to Roll                                         1             1               1
Months to Pay Adj                                     11            10              11
Seasoning (months)                                     2             3               2

--------------------------------------------------------------------------------------
Loan Type/Index
COFI                                                  --        100.00%          19.93%
MTA                                               100.00%           --           80.07%

--------------------------------------------------------------------------------------
Principal Balances
$0 --- $100,000                                     1.02%         1.34%           1.08%
$100,001 --- $200,000                               3.48%         6.50%           4.08%
$200,001 --- $300,000                               3.38%         6.25%           3.95%
$300,001 --- $400,000                              23.29%        24.25%          23.48%
$400,001 --- $500,000                              20.71%        20.11%          20.59%
$500,001 --- $600,000                              15.97%        15.33%          15.84%
$600,001 --- $700,000                              12.24%        14.04%          12.60%
$700,001 --- $800,000                               6.42%         4.31%           6.00%
$800,001 --- $900,000                               2.32%         0.38%           1.94%
$900,001 --- $1,000,000                             3.19%         2.16%           2.99%
$1,000,001 --- $1,100,000                           1.08%         0.47%           0.96%
$1,100,001 --- $1,200,000                           1.72%         0.51%           1.48%
$1,200,001 --- $1,300,000                           1.42%         1.17%           1.37%
$1,300,001 --- $1,400,000                           0.92%         2.50%           1.23%
$1,400,001 --- $1,500,000                           2.84%         0.68%           2.41%

--------------------------------------------------------------------------------------

The information contained herein has been prepared solely for the use of Bear, Stearns & Co., Inc. and has not been independently verified by Bear, Stearns & Co., Inc. Accordingly, Bear, Stearns & Co., Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Bear, Stearns & Co., Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supercedes the information in all prior collateral term sheets, if any.

--------------------------------------------------------------------------------------
             Stratification                    Group 1       Group 2         Total
                                               -------       -------         -----
--------------------------------------------------------------------------------------
States > 3%
California                                         59.86%        65.32%          60.95%
Colorado                                            5.20%         3.57%           4.87%
Florida                                             7.15%           --            6.31%
Illinois                                            3.35%           --              --
Massachusetts                                         --          3.22%             --
New Jersey                                            --          3.33%             --
New York                                              --          3.67%             --
Washington                                          3.30%           --              --

--------------------------------------------------------------------------------------
Gross Coupon
2.501% -- 3.000%                                   35.74%        21.85%          32.97%
3.001% -- 3.500%                                    0.29%         0.48%           0.33%
3.501% -- 4.000%                                    7.83%         5.31%           7.33%
4.001% -- 4.500%                                    3.38%         0.25%           2.75%
4.501% -- 5.000%                                   36.88%         1.01%          29.73%
5.001% -- 5.500%                                   14.63%         9.54%          13.62%
5.501% -- 6.000%                                    1.24%        37.85%           8.53%
6.001% -- 6.500%                                    0.01%        23.61%           4.71%
6.501% -- 7.000%                                      --          0.10%           0.02%

--------------------------------------------------------------------------------------
Gross Margin
2.000% -- 2.499%                                   38.08%         4.11%          31.31%
2.500% -- 2.999%                                   59.52%        58.55%          59.32%
3.000% -- 3.499%                                    2.35%        35.62%           8.98%
3.500% -- 3.999%                                    0.05%         1.72%           0.39%

--------------------------------------------------------------------------------------
Maximum Interest Rate
9.500% -- 9.999%                                    0.13%         0.67%           0.24%
10.000% -- 10.499%                                  0.30%         0.12%           0.26%
10.500% -- 10.999%                                  0.28%           --            0.23%
11.000% -- 11.499%                                  0.08%           --            0.06%
11.500% -- 11.999%                                 91.38%        83.32%          89.77%
12.000% -- 12.499%                                  6.46%        15.57%           8.28%
12.500% -- 12.999%                                  1.03%         0.09%           0.84%
13.000% -- 13.499%                                  0.34%         0.22%           0.32%

--------------------------------------------------------------------------------------
Credit Score
600 --- 649                                         5.35%         5.82%           5.44%
650 --- 699                                        26.89%        29.36%          27.38%
700 --- 749                                        40.65%        40.10%          40.54%
750 --- 799                                        25.98%        23.90%          25.57%
800 --- 849                                         1.14%         0.83%           1.08%

--------------------------------------------------------------------------------------

The information contained herein has been prepared solely for the use of Bear, Stearns & Co., Inc. and has not been independently verified by Bear, Stearns & Co., Inc. Accordingly, Bear, Stearns & Co., Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Bear, Stearns & Co., Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supercedes the information in all prior collateral term sheets, if any.

--------------------------------------------------------------------------------------
Stratification                                 Group 1       Group 2         Total
                                               -------       -------         -----
--------------------------------------------------------------------------------------
Original Term to Maturity (Months)
180                                                 0.27%         0.21%           0.26%
360                                                99.00%        98.22%          98.84%
480                                                 0.73%         1.56%           0.90%

--------------------------------------------------------------------------------------
Property Type
2-4 Family                                          5.34%         7.32%           5.74%
Condominium                                         7.84%         4.99%           7.27%
Single Family                                      86.81%        87.70%          86.99%

--------------------------------------------------------------------------------------
Occupancy
Investor                                            7.18%        15.87%           8.91%
Owner Occupied                                     87.18%        79.84%          85.72%
Second Home                                         5.64%         4.29%           5.37%

--------------------------------------------------------------------------------------
Loan Purpose
Cash Out                                           45.42%        45.94%          45.52%
Purchase                                           38.17%        41.71%          38.88%
Rate/Term Refinance                                16.41%        12.35%          15.60%

--------------------------------------------------------------------------------------
Current Loan To Value Ratio
30.00% or less                                      1.28%         0.42%           1.11%
30.01% -- 40.00%                                    2.31%         2.04%           2.26%
40.01% -- 50.00%                                    6.78%         3.65%           6.15%
50.01% -- 55.00%                                    4.85%         4.13%           4.71%
55.01% -- 60.00%                                    7.24%         7.58%           7.31%
60.01% -- 65.00%                                   10.96%        11.89%          11.15%
65.01% -- 70.00%                                    9.02%        10.12%           9.24%
70.01% -- 75.00%                                   19.85%        23.25%          20.53%
75.01% -- 80.00%                                   33.86%        31.78%          33.45%
80.01% -- 85.00%                                    1.30%         1.86%           1.41%
85.01% -- 90.00%                                    1.52%         2.07%           1.63%
90.01% -- 95.00%                                    1.03%         1.21%           1.06%

--------------------------------------------------------------------------------------
Months to Next Rate Adjustment
1                                                  97.32%        97.91%          97.44%
2                                                   1.94%         2.07%           1.97%
3                                                   0.60%           --            0.48%
9                                                   0.02%         0.02%           0.02%
10                                                  0.09%           --            0.07%
11                                                  0.03%           --            0.03%

--------------------------------------------------------------------------------------

The information contained herein has been prepared solely for the use of Bear, Stearns & Co., Inc. and has not been independently verified by Bear, Stearns & Co., Inc. Accordingly, Bear, Stearns & Co., Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Bear, Stearns & Co., Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supercedes the information in all prior collateral term sheets, if any.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Stratification                                 Group 1       Group 2         Total
                                               -------       -------          ----
--------------------------------------------------------------------------------------
Months to Next Pay Adjustment
2                                                   0.16%         0.54%           0.24%
3                                                   0.19%         0.68%           0.28%
4                                                   0.34%         1.48%           0.57%
5                                                   0.35%         0.75%           0.43%
6                                                   0.53%         0.36%           0.50%
7                                                   3.42%         2.79%           3.29%
8                                                   2.11%         6.61%           3.00%
9                                                   1.34%         7.61%           2.59%
10                                                 12.29%        17.38%          13.30%
11                                                 35.23%        33.80%          34.95%
12                                                 33.12%        23.05%          31.11%
13                                                 10.93%         4.95%           9.73%

--------------------------------------------------------------------------------------
Remaining Term to Stated Maturity (Months)
120 -- 179                                          0.27%         0.21%           0.26%
300 -- 359                                         88.46%        94.07%          89.58%
360 -- 419                                         10.54%         4.15%           9.26%
420 -- 479                                          0.68%         1.41%           0.82%
480                                                 0.06%         0.15%           0.07%

--------------------------------------------------------------------------------------
Negative Amortization Cap
110.00%                                             2.59%         7.48%           3.57%
125.00%                                            97.41%        92.52%          96.43%

--------------------------------------------------------------------------------------
Prepayment Penalty Term
None                                               23.01%        22.94%          23.00%
1 Year                                             59.89%        52.58%          58.43%
3 Years                                            17.10%        24.49%          18.57%

--------------------------------------------------------------------------------------

The information contained herein has been prepared solely for the use of Bear, Stearns & Co., Inc. and has not been independently verified by Bear, Stearns & Co., Inc. Accordingly, Bear, Stearns & Co., Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Bear, Stearns & Co., Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supercedes the information in all prior collateral term sheets, if any.

--------------------------------------------------------------------------------

WaMu Mortgage Pass-Through Certificates, Series 2002-AR17
Publicly Offered Certificate Computational Materials: Exhibit A: Yield Tables*

This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as the initial purchaser in connection with the proposed transaction.

                                                       Yields (%)

Class I-A to Call
Coupon                      3.380%
Price                       0% CPR     15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
100-8                         3.37      3.29       3.26       3.23       3.19       3.11
WAL (yr)                     18.43      5.07       3.85       3.05       2.48       1.76
MDUR (yr)                    12.91      4.35       3.41       2.76       2.28       1.65
First Prin Pay             11/25/02   11/25/02   11/25/02   11/25/02   11/25/02   11/25/02
Last Prin Pay              11/25/31    7/25/18   12/25/14    7/25/12   10/25/10    7/25/08

Class I-A to Maturity
Coupon                      3.380%
Price                       0% CPR     15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
100-8                         3.37      3.30       3.27       3.23       3.20       3.12
WAL (yr)                     18.45      5.26       4.02       3.19       2.60       1.84
MDUR (yr)                    12.92      4.45       3.51       2.85       2.37       1.72
First Prin Pay             11/25/02   11/25/02   11/25/02   11/25/02   11/25/02   11/25/02
Last Prin Pay              11/25/32   11/25/32   11/25/32   11/25/32   11/25/32   11/25/32

Class I-B-1 to Call
Coupon                      3.380%
Price                       0% CPR     15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
98-0                          3.54      3.65       3.72       3.77       3.83       3.94
WAL (yr)                     18.43      8.60       6.58       5.44       4.69       3.62
MDUR (yr)                    12.78      7.11       5.66       4.78       4.19       3.31
First Prin Pay             11/25/02   11/25/02   11/25/02   11/25/02   11/25/02   11/25/02
Last Prin Pay              11/25/31    7/25/18   12/25/14    7/25/12   10/25/10    7/25/08

Class I-B-1 to Maturity
Coupon                      3.380%
Price                       0% CPR     15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
98-0                          3.54      3.65       3.71       3.76       3.81       3.91
WAL (yr)                     18.45      9.01       6.95       5.77       5.00       3.91
MDUR (yr)                    12.79      7.32       5.86       4.99       4.40       3.51
First Prin Pay             11/25/02   11/25/02   11/25/02   11/25/02   11/25/02   11/25/02
Last Prin Pay              11/25/32   11/25/32   11/25/32   11/25/32   11/25/32   11/25/32

Class I-B-2 to Call
Coupon                      3.380%
Price                       0% CPR     15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
97-0                          3.62      3.80       3.90       3.99       4.07       4.25
WAL (yr)                     18.43      8.60       6.58       5.44       4.69       3.62
MDUR (yr)                    12.72      7.09       5.63       4.77       4.17       3.29
First Prin Pay             11/25/02   11/25/02   11/25/02   11/25/02   11/25/02   11/25/02
Last Prin Pay              11/25/31    7/25/18   12/25/14    7/25/12   10/25/10    7/25/08

  * Yield Tables are run from the Security Settlement Date of October 31, 2002

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976            Page A-1
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

WaMu Mortgage Pass-Through Certificates, Series 2002-AR17
Publicly Offered Certificate Computational Materials: Exhibit A: Yield Tables*

This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as the initial purchaser in connection with the proposed transaction.

                                                       Yields (%)

Class I-B-2 to Maturity
Coupon                      3.380%
Price                       0% CPR     15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
97-0                          3.62      3.79       3.88       3.96       4.04       4.20
WAL (yr)                     18.45      9.01       6.95       5.77       5.00       3.91
MDUR (yr)                    12.73      7.28       5.83       4.96       4.38       3.50
First Prin Pay             11/25/02   11/25/02   11/25/02   11/25/02   11/25/02   11/25/02
Last Prin Pay              11/25/32   11/25/32   11/25/32   11/25/32   11/25/32   11/25/32

Class I-B-3 to Call
Coupon                      3.380%
Price                       0% CPR     15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
95-0                          3.79      4.09       4.27       4.43       4.57       4.88
WAL (yr)                     18.43      8.60       6.58       5.44       4.69       3.62
MDUR (yr)                    12.60      7.03       5.59       4.73       4.15       3.27
First Prin Pay             11/25/02   11/25/02   11/25/02   11/25/02   11/25/02   11/25/02
Last Prin Pay              11/25/31    7/25/18   12/25/14    7/25/12   10/25/10    7/25/08

Class I-B-3 to Maturity
Coupon                      3.380%
Price                       0% CPR     15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
95-0                          3.79      4.07       4.24       4.39       4.52       4.80
WAL (yr)                     18.45      9.01       6.95       5.77       5.00       3.91
MDUR (yr)                    12.60      7.22       5.78       4.92       4.34       3.47
First Prin Pay             11/25/02   11/25/02   11/25/02   11/25/02   11/25/02   11/25/02
Last Prin Pay              11/25/32   11/25/32   11/25/32   11/25/32   11/25/32   11/25/32

Class II-A to Call
Coupon                      4.013%
Price                       0% CPR     15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
100-24                        3.97      3.83       3.77       3.70       3.63       3.47
WAL (yr)                     19.22      5.15       3.89       3.07       2.50       1.76
MDUR (yr)                    12.60      4.30       3.38       2.73       2.27       1.64
First Prin Pay             11/25/02   11/25/02   11/25/02   11/25/02   11/25/02   11/25/02
Last Prin Pay              12/25/31   11/25/18    3/25/15    8/25/12   11/25/10    7/25/08

Class II-A to Maturity
Coupon                      4.013%
Price                       0% CPR     15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
100-24                        3.97      3.83       3.78       3.71       3.64       3.49
WAL (yr)                     19.24      5.34       4.06       3.21       2.62       1.84
MDUR (yr)                    12.61      4.39       3.47       2.83       2.35       1.70
First Prin Pay             11/25/02   11/25/02   11/25/02   11/25/02   11/25/02   11/25/02
Last Prin Pay               5/25/38    5/25/38    5/25/38    5/25/38    5/25/38    5/25/38

  * Yield Tables are run from the Security Settlement Date of October 31, 2002

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976             Page A-2
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

WaMu Mortgage Pass-Through Certificates, Series 2002-AR17
Publicly Offered Certificate Computational Materials: Exhibit A: Yield Tables*

This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as the initial purchaser in connection with the proposed transaction.

                                                       Yields (%)
                                                       ----------

Class II-B-1 to Call
Coupon                       4.013%
Price                        0% CPR    15% CPR    20% CPR    25% CPR   30% CPR     40% CPR
99-8                          4.09      4.13       4.15       4.17       4.18       4.22
WAL (yr)                     19.22      8.81       6.71       5.51       4.74       3.65
MDUR (yr)                    12.52      7.06       5.62       4.76       4.17       3.29
First Prin Pay             11/25/02   11/25/02   11/25/02   11/25/02   11/25/02   11/25/02
Last Prin Pay              12/25/31   11/25/18    3/25/15    8/25/12   11/25/10    7/25/08

Class II-B-1 to Maturity
Coupon                       4.013%
Price                        0% CPR    15% CPR   20% CPR     25% CPR   30% CPR     40% CPR
99-8                          4.09      4.13       4.14       4.16       4.18       4.21
WAL (yr)                     19.24      9.21       7.07       5.85       5.06       3.94
MDUR (yr)                    12.52      7.24       5.81       4.95       4.37       3.50
First Prin Pay             11/25/02   11/25/02   11/25/02   11/25/02   11/25/02   11/25/02
Last Prin Pay               5/25/38    5/25/38    5/25/38    5/25/38    5/25/38    5/25/38

Class II-B-2 to Call
Coupon                       4.013%
Price                        0% CPR    15% CPR   20% CPR     25% CPR   30% CPR     40% CPR
98-0                          4.19      4.31       4.37       4.43       4.49       4.60
WAL (yr)                     19.22      8.81       6.71       5.51       4.74       3.65
MDUR (yr)                    12.44      7.02       5.60       4.74       4.15       3.28
First Prin Pay             11/25/02   11/25/02   11/25/02   11/25/02   11/25/02   11/25/02
Last Prin Pay              12/25/31   11/25/18    3/25/15    8/25/12   11/25/10    7/25/08

Class II-B-2 to Maturity
Coupon                       4.013%
Price                        0% CPR    15% CPR   20% CPR     25% CPR   30% CPR     40% CPR
98-0                          4.19      4.30       4.36       4.42       4.47       4.57
WAL (yr)                     19.24      9.21       7.07       5.85       5.06       3.94
MDUR (yr)                    12.45      7.20       5.78       4.93       4.35       3.48
First Prin Pay             11/25/02   11/25/02   11/25/02   11/25/02   11/25/02   11/25/02
Last Prin Pay               5/25/38    5/25/38    5/25/38    5/25/38    5/25/38    5/25/38

  * Yield Tables are run from the Security Settlement Date of October 31, 2002

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976             Page A-3
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

WaMu Mortgage Pass-Through Certificates, Series 2002-AR17
Publicly Offered Certificate Computational Materials: Exhibit A: Yield Tables*

This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as the initial purchaser in connection with the proposed transaction.

                                                       Yields (%)
                                                       ----------

Class II-B-3 to Call
Coupon                       4.013%
Price                        0% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
96-0                          4.36      4.60       4.74      4.87        4.98      5.23
WAL (yr)                     19.22      8.81       6.71      5.51        4.74      3.65
MDUR (yr)                    12.32      6.97       5.55      4.70        4.12      3.25
First Prin Pay             11/25/02   11/25/02   11/25/02   11/25/02   11/25/02   11/25/02
Last Prin Pay              12/25/31   11/25/18    3/25/15    8/25/12   11/25/10    7/25/08

Class II-B-3 to Maturity
Coupon                       4.013%
Price                        0% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
96-0                          4.36      4.59       4.72      4.84        4.94      5.16
WAL (yr)                     19.24      9.21       7.07      5.85        5.06      3.94
MDUR (yr)                    12.32      7.13       5.73      4.88        4.31      3.45
First Prin Pay             10/25/02   10/25/02   10/25/02   10/25/02   10/25/02   10/25/02
Last Prin Pay               5/25/38    5/25/38    5/25/38    5/25/38   5/25/38     5/25/38

   * Yield Tables are run from the Security Settlement Date of October 31,2002

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976             Page A-4
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.